Exhibit 4.4

FORM OF

VOLUME SUBMITTER

DEFINED CONTRIBUTION PLAN

(PROFIT SHARING/401(K) PLAN)

A FIDELITY VOLUME SUBMITTER PLAN

Adoption Agreement No. 001

For use With

Fidelity Basic Plan Document No. 17

Fidelity Management & Research Company and its affiliates do not provide tax or legal advice. Nothing herein or in any attachments hereto should be construed, or relied upon, as tax or legal advice.

IRS CIRCULAR 230 DISCLOSURE: To the extent this document (including attachments), mentions or references any tax matter, it is not intended or written to be used, and cannot be used by the recipient or any other person, for the purpose of (1) avoiding penalties under the Internal Revenue Code or (2) promoting, marketing or recommending to another party the matter addressed herein. Please consult an independent tax advisor for advice on your particular circumstances.

Volume Submitter Defined Contribution Plan – 10/2014
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TABLE OF CONTENTS

1.01	PLAN INFORMATION	1
1.02	EMPLOYER	2
1.03	TRUSTEE	2
1.04	COVERAGE	2
1.05	COMPENSATION	6
1.06	TESTING RULES	7
1.07	DEFERRAL CONTRIBUTIONS	8
1.08	EMPLOYEE CONTRIBUTIONS (AFTER-TAX CONTRIBUTIONS)	10
1.09	ROLLOVER CONTRIBUTIONS	11
1.10	QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS	11
1.11	MATCHING EMPLOYER CONTRIBUTIONS	12
1.12	NONELECTIVE EMPLOYER CONTRIBUTIONS	16
1.13	EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS	19
1.14	RETIREMENT	19
1.15	DEFINITION OF DISABLED	19
1.16	VESTING	20
1.17	PREDECESSOR EMPLOYER SERVICE	21
1.18	PARTICIPANT LOANS	21
1.19	IN-SERVICE WITHDRAWALS	21
1.20	FORM OF DISTRIBUTIONS	23
1.21	TIMING OF DISTRIBUTIONS	24
1.22	TOP HEAVY STATUS	24
1.23	CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION PLANS	25
1.24	INVESTMENT DIRECTION	25
1.25	ADDITIONAL PROVISIONS AND PROTECTED BENEFITS	25
1.26	SUPERSEDING PROVISIONS	26
1.27	RELIANCE ON ADVISORY LETTER	26
1.28	ELECTRONIC SIGNATURE AND RECORDS	26
1.29	VOLUME SUBMITTER INFORMATION:	26
EXECUTION PAGE		27
PLAN MERGERS ADDENDUM		28
PARTICIPATING EMPLOYERS ADDENDUM		29
IN-SERVICE WITHDRAWALS ADDENDUM		30
PROTECTED BENEFIT PROVISIONS ADDENDUM		31
FORMS OF PAYMENT ADDENDUM		32
VESTING SCHEDULE ADDENDUM		33
ADDITIONAL PROVISIONS ADDENDUM		34
PLAN SUPERSEDING PROVISIONS ADDENDUM		41
ADDENDUM TO ADOPTION AGREEMENT		42
EFFECTIVE DATES FOR INTERIM LEGAL COMPLIANCE SNAP OFF ADDENDUM		43

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ADOPTION AGREEMENT

ARTICLE 1

PROFIT SHARING/401(k) PLAN

1.01	PLAN INFORMATION

	(a)	Name of Plan:

This is the Fairmount Santrol Retirement Savings Plan (the “Plan”)

	(b)	Type of Plan:

		(1)	☐	401(k) Only

		(2)	☒	401(k) and Profit Sharing

		(3)	☐	Profit Sharing Only

	(c)	Administrator Name (if not the Employer):

	(d)	Plan Year End (month/day): 12/31

	(e)	Three Digit Plan Number: 002

	(f)	Limitation Year (check one):

		(1)	☐	Calendar Year

		(2)	☒	Plan Year

		(3)	☐	Other(12-month period ending on the following date):

	(g)	Plan Status:

		(1)	Adoption Agreement Effective Date: 01/01/2015 (cannot be earlier than the later of (i) the first day of the 2007 Plan Year or (ii) the effective date of the Plan)

		(2)	The Adoption Agreement Effective Date is:

			(A)	☐ A new Plan Effective Date

			(B)	☒ An amendment Effective Date (check one):

(i) ☐ an amendment and restatement of this Basic Plan Document No. 17 (or restatement of former Fidelity Basic Plan Document No. 14) and its Adoption Agreement previously executed by the Employer;

(ii) ☒ a conversion to Basic Plan Document No. 17 and its Adoption Agreement.

The original effective date of the Plan: 12/01/1984

		(3)	☐	Special Effective Dates. Certain provisions of the Plan shall be effective as of a date other than the date specified in Subsection 1.01(g)(1) above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

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		(4)	☒	Plan Merger Effective Dates. Certain plan(s) were merged into the Plan on or after the date specified in Subsection 1.01(g)(1) above. Please complete the appropriate subsection(s) of the Plan Mergers Addendum.

		(5)	☐	Frozen Plan. The Plan is currently frozen. While the Plan is frozen, the definition of Compensation for purposes of determining contributions under Section 5.02 of the Basic Plan Document shall not include compensation earned after the date the Plan is frozen. Plan assets will continue to be held on behalf of Participants and their Beneficiaries until distributed in accordance with the Plan terms. (If this provision is selected, it will override any conflicting provision selected in the Adoption Agreement.)(Choose one.)

			(A)	☐ Contributions under the Plan are permanently discontinued. Accounts of all Employees shall be 100% vested without regard to any schedule selected in 1.16.

			(B)	☐ Contributions under the Plan are temporarily suspended. The Employer contemplates that contributions will resume at a later date.

Note: Deferral Contributions and Employee Contributions shall not be taken from compensation earned after the date the Plan is frozen, however, loan repayments shall continue to be made until the loan obligation is satisfied.

1.02	EMPLOYER

	(a)	Employer Name: Fairmount Santrol, Inc.

		(1)	Employer’s Tax Identification Number: 34-1513710

		(2)	Employer’s fiscal year end: 12/31

	(b)	The term “Employer” includes the following participating employers (choose one):

		(1)	☐	No other employers participate in the Plan.

		(2)	☒	Certain other employers participate in the Plan. Please complete the Participating Employers Addendum.

1.03	TRUSTEE

	(a)	Trustee Name:		Fidelity Management Trust Company

		Address:		82 Devonshire Street Boston, MA 02109

1.04	COVERAGE

All Employees who meet the conditions specified below shall be eligible to participate in the Plan:

	(a)	Age Requirement (check one):

		(1)	☐	no age requirement.

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	(2)	☒	must have attained age: 18 (not to exceed 21).

(b)	Eligibility Service Requirement(s) – There shall be no eligibility service requirements for contributions to the Plan unless selected below for the following contributions:

(1) Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions	(2) Nonelective Employer Contributions	(3) Matching Employer Contributions
N/A – not applicable – type(s) of contribution not selected

days of Eligibility Service requirement (no minimum Hours of Service). (Do not indicate more than 365 days in column (1) or 730 days in either of the other columns.)

months of Eligibility Service requirement (no minimum Hours of Service). (Do not indicate more than 12 months in column (1) or 24 months in either of the other columns.)

	1 year/1000.00 hours	1 year/1000.00 hours	one year of Eligibility Service requirement (at least (not to exceed 1,000) Hours of Service are required during the Eligibility Computation Period).

two years of Eligibility Service requirement (at least (not to exceed 1,000) Hours of Service are required during the Eligibility Computation Period). (Select only for column (2) or (3).)

Note: If the Employer selects an Eligibility Service requirement of more than 365 days or 12 months or selects the two year Eligibility Service requirement, then (1) contributions subject to such Eligibility Service requirement must be 100% vested when made, and (2) if the Plan has selected either Safe Harbor Matching Employer Contributions in Option 1.11(a)(3) or Safe Harbor Formula in Option 1.12(a)(3), then only one year of Eligibility Service (with at least 1000 Hours of Service) is required for such contributions.

Note: The Plan shall be disaggregated for testing pursuant to Section 6.09 of the Basic Plan Document if a more stringent eligibility requirement is elected in Subsection 1.04(a) or (b) either (1) with respect to Matching Employer Contributions and Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, is selected or (2) with respect to Nonelective Employer Contributions and Option 1.12(a)(3), 401(k) Safe Harbor Formula, is selected, than with respect to Deferral Contributions.

Note: If different eligibility requirements are selected for Deferral Contributions than for Employer Contributions and the Plan becomes a “top-heavy plan,” the Employer may need to make a minimum Employer Contribution on behalf of non-key Employees who have satisfied the eligibility requirements for Deferral Contributions and are employed on the last day of the Plan Year, but have not satisfied the eligibility requirements for Employer Contributions.

	(4)	☐	Hours of Service Crediting. Hours of Service will be credited in accordance with the equivalency selected in the Hours of Service Equivalencies Addendum rather than in accordance with the equivalency described in Subsection 2.01(cc) of the Basic Plan Document. Please complete the Hours of Service Equivalencies Addendum.

(c)	Eligibility Computation Period – The Eligibility Computation Period is the 12-consecutive-month period beginning on an Employee’s Employment Commencement Date and each 12-consecutive-month period beginning on an anniversary of his Employment Commencement Date except as modified in the Additional Provisions Addendum.

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(d)	Eligible Class of Employees:

	(1)	Generally, the Employees eligible to participate in the Plan are (choose one):

		(A)	☒	all Employees of the Employer.

		(B)	☐	only Employees of the Employer who are covered by (choose one):

			(i)	☐ any collective bargaining agreement with the Employer, provided that the agreement requires the employees to be included under the Plan.

			(ii)	☐ the following collective bargaining agreement(s) with the Employer:

	(2)	☒	Notwithstanding the selection in Subsection 1.04(d)(1) above, certain Employees of the Employer are excluded from participation in the Plan:

Note: Certain employees (e.g., residents of Puerto Rico) are excluded automatically pursuant to Subsection 2.01(r) of the Basic Plan Document, regardless of the Employer’s selection under this Subsection 1.04(d)(2).

		(A)	☐	employees covered by a collective bargaining agreement, unless the agreement requires the employees to be included under the Plan. (Do not choose if Option 1.04(d)(1)(B) is selected above.)

		(B)	☐	Highly Compensated Employees as defined in Subsection 2.01(bb) of the Basic Plan Document.

		(C)	☒	Leased Employees as defined in Subsection 2.01(ee) of the Basic Plan Document.

		(D)	☒	nonresident aliens who do not receive any earned income from the Employer which constitutes United States source income.

		(E)	☒	other:

Participants who have made an irrevocable election not to participate; Part-time employees, Temporary Employees; Employees classified as Summer help

Note: The eligible group defined above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

			(i)	☒ Notwithstanding this exclusion, any Employee who would otherwise be excluded from participation solely because he is in a group described below shall be part of the class of Employees eligible to participate in the Plan and, if he has never been a Participant in the Plan previously, will be required to meet different age and service requirements for

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
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eligibility than those specified in Subsections (a) and (b) permitting him to enter on the Entry Date immediately following the end of the Eligibility Computation Period during which he first satisfies the following requirements: (I) has attained age 21 and (II) has completed at least 1,000 Hours of Service. This Subsection 1.04(d)(2)(E)(i) applies to the following excluded Employees (Must choose if an exclusion in (E) above directly or indirectly imposes an age and/or service requirement for participation, for example by excluding part-time or temporary employees):

Part-time employees, Temporary Employees

Note: Exclusion of employees may adversely affect the Plan’s satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

(e)	Entry Dates – The Entry Dates shall be as indicated below with respect to the applicable type(s) of contribution. (Complete the table below by checking the appropriate boxes to indicate Entry Dates for the contributions listed.)

	(1) Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions	(2) Nonelective Employer Contributions	(3) Matching Employer Contributions
(A)				N/A – not applicable – type(s) of contribution not selected

(B)	X		X	Immediate upon meeting the eligibility requirements specified in Subsections 1.04(a) and 1.04(b)

(C)				the first day of each Plan Year and the first day of the seventh month of each Plan Year

(D)				the first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year

(E)		X		the first day of each month

(F)				the first day of each Plan Year (Do not select if there is an Eligibility Service requirement of more than six months in Subsection 1.04(b) for the type(s) of contribution or if there is an age requirement of more than 20 1/2 in Subsection 1.04(a) for the type(s) of contribution.)

Note: If another plan is merged into the Plan, the Plan may provide on the Plan Mergers Addendum that the effective date of the merger is also an Entry Date with respect to certain Employees.

(f)	Date of Initial Participation – An Eligible Employee shall become a Participant on the Entry Date coinciding with or immediately following the date such Eligible Employee completes the age and service requirement(s) in Subsections 1.04(a) and (b), if any, or in Subsection 1.04(d)(2)(E)(i), if applicable, except (check one):

	(1)	☒	no exceptions.

	(2)	☐	Eligible Employees employed on (insert date) shall become Participants on that date.

	(3)	☐	Eligible Employees who meet the age and service requirement(s) of Subsections 1.04(a) and (b) on (insert date) shall become Participants on that date.

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1.05	COMPENSATION

Compensation, as defined in Subsection 2.01(k) of the Basic Plan Document, shall be modified as provided below.

	(a)	Compensation Exclusions – Compensation shall not include reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, welfare benefits, unused leave (as described in Section 2.01(k)(2)), or any of the following additional item(s):

		(1)	☐	No additional exclusions.

		(2)	☐	Differential Wages.

		(3)	☐	Overtime pay.

		(4)	☐	Bonuses.

		(5)	☐	Commissions.

		(6)	☐	The value of restricted stock or of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

		(7)	☐	Severance pay received prior to termination of employment. (Severance pay received following termination of employment is a severance amount as described in Subsection 2.01(k) and is always excluded.)

		(8)	☒	See Additional Provisions Addendum.

Note: If the Employer selects an option, other than (1) or (2) above, with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or the allocations must be tested to show that they meet the general test under regulations issued under Code Section 401(a)(4). If the Employer selects an option, other than (1) or (2) above, and Option 1.11(a)(3), Safe Harbor Matching Employer Contributions, is selected, a Participant must be permitted to make Deferral Contributions under the Plan sufficient to receive the full 401(k) Safe Harbor Matching Employer Contribution, determined as a percentage of Compensation meeting the requirements of Code Section 414(s).

	(b)	Compensation for the First Year of Participation – Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee’s Compensation as provided below.

		(1)	☐	Compensation for the entire Plan Year. (Complete (A) below, if applicable. If (A) is not selected, the amount of any Nonelective Employer Contribution for the initial Plan Year will be determined in accordance with this subsection 1.05(b)(1) using only Compensation from the Effective Date of the Plan through the end of the initial Plan Year.)

			(A)	☐ For purposes of determining the amount of Nonelective Employer Contributions, other than 401(k) Safe Harbor Nonelective Employer Contributions, Compensation for the 12-month period ending on the last day of the initial Plan Year shall be used.

		(2)	☒	Only Compensation for the portion of the Plan Year in which the Employee is eligible to participate in the Plan. (Complete (A) below, if applicable. If (A) is not selected, the amount of any Nonelective Employer Contribution for the initial Plan Year will be determined in accordance with this subsection 1.05(b)(2) using only Compensation from the Effective Date of the Plan through the end of the initial Plan Year.)

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			(A)	☐ For purposes of determining the amount of Nonelective Employer Contributions, other than 401(k) Safe Harbor Nonelective Employer Contributions, for those Employees who become Active Participants on the Effective Date of the Plan, Compensation for the 12-month period ending on the last day of the initial Plan Year shall be used. For all other Employees, only Compensation for the period in which they are eligible shall be used.

1.06	TESTING RULES

	(a)	ADP/ACP Present Testing Method – The testing method for purposes of applying the “ADP” and “ACP” tests described in Sections 6.03 and 6.06 of the Basic Plan Document shall be the (check one):

		(1)	☒	Current Year Testing Method – The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the same Plan Year. (Must choose if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

		(2)	☐	Prior Year Testing Method – The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the immediately preceding Plan Year. (Do not choose if Option 1.10(a)(1), alternative allocation formula for Qualified Nonelective Contributions.)

		(3)	☐	Not applicable. (Only if Option 1.01(b)(3), Profit Sharing Only, is checked and Option 1.08(a)(1), Future Employee Contributions, and Option 1.11(a), Matching Employer Contributions, are not checked or Option 1.04(d)(2)(B), excluding all Highly Compensated Employees from the eligible class of Employees, is checked.)

Note: Restrictions apply on elections to change testing methods.

	(b)	First Year Testing Method – If the first Plan Year that the Plan, other than a successor plan, permits Deferral Contributions or provides for either Employee or Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the “ADP” and/or “ACP” test for such first Plan Year shall be applied using the actual “ADP” and/or “ACP” of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

		(1)	☐	The “ADP” and/or “ACP” test for the first Plan Year that the Plan permits Deferral Contributions or provides for either Employee or Matching Employer Contributions shall be applied assuming a 3% “ADP” and/or “ACP” for Non-Highly Compensated Employees. (Do not choose unless Plan uses prior year testing method described in Subsection 1.06(a)(2).)

	(c)	HCE Determinations: Look Back Year – The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless otherwise provided below.

		(1)	☐	Calendar Year Determination – The look back year shall be the calendar year beginning within the preceding Plan Year. (Do not choose if the Plan Year is the calendar year.)

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	(d)	HCE Determinations: Top Paid Group Election – All Employees with Compensation exceeding the dollar amount specified in Code Section 414(q)(1)(B)(i) adjusted pursuant to Code Section 415(d) (e.g., $115,000 for “determination years” beginning in 2013 and “look-back years” beginning in 2012) shall be considered Highly Compensated Employees, unless Top Paid Group Election below is checked.

		(1)	☒	Top Paid Group Election – Employees with Compensation exceeding the dollar amount specified in Code Section 414(q)(1)(B)(i) adjusted pursuant to Code Section 415(d) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

Note: Plan provisions for Sections 1.06(c) and 1.06(d) must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year

1.07	DEFERRAL CONTRIBUTIONS

	(a)	☒	Deferral Contributions – Participants may elect to have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k).

		(1)	Regular Contributions – The Employer shall make a Deferral Contribution in accordance with Section 5.03 of the Basic Plan Document on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question. Such Deferral Contribution shall not exceed the deferral limit below.

			(A)	☒	The deferral limit is 75.00% (must be a whole number multiple of one percent) of Compensation.

Note: If Catch-Up Contributions are selected below, a Participant eligible to make Catch-Up Contributions shall (subject to the statutory limits in Treasury Regulation Section 1.414(v)-1(b)(1)(i)) in any event be permitted to contribute in excess of the specified deferral limit up to 100% of the Participant’s “effectively available Compensation” (i.e., Compensation available after other withholding).

			(B)	☐	Instead of specifying a percentage of Compensation, a Participant’s salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection 5.03(a) of the Basic Plan Document or in Subsection 1.07(a)(1)(A) above, as applicable.

			(C)	A Participant may change, on a prospective basis, his salary reduction agreement (check one):

				(i)	☒	as of the beginning of each payroll period.

				(ii)	☐	as of the first day of each month.

				(iii)	☐	as of each Entry Date. (Do not select if immediate entry is elected with respect to Deferral Contributions in Subsection 1.04(e).)

				(iv)	☐	as of the first day of each calendar quarter.

				(v)	☐	as of the first day of each Plan Year.

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		(vi)	☐	other. (Specify, but must be at least once per Plan Year)

Note: Notwithstanding the Employer’s election hereunder, if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.09 of the Basic Plan Document.

	(D)	A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not complete a new salary reduction agreement until (check one):

		(i)	☒	the beginning of the next payroll period.

		(ii)	☐	the first day of the next month.

		(iii)	☐	the next Entry Date. (Do not select if immediate entry is elected with respect to Deferral Contributions in Subsection 1.04(e).)

		(iv)	☐	as of the first day of each calendar quarter.

		(v)	☐	as of the first day of each Plan Year.

		(vi)	☐	other. (Specify, but must be at least once per Plan Year)

(2)	☐	Additional Deferral Contributions – The Employer shall allow a Participant upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their effectively available Compensation for the payroll period(s) designated by the Employer.

(3)	☐	Bonus Contributions – The Employer shall allow a Participant upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions from any Employer paid cash bonuses designated by the Employer on a uniform and nondiscriminatory basis that are made for such Participants during the Plan Year in an amount up to 100% of such bonuses. The Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted. Unless a Participant has entered into a special salary reduction agreement with respect to bonuses, the percentage deferred from any Employer paid cash bonus shall be (check (A) or (B) below):

	(A)	☐	Zero.

	(B)	☐	The same percentage elected by the Participant for his regular contributions in accordance with Subsection 1.07(a)(1) above or deemed to have been elected by the Participant in accordance with Option 1.07(a)(6) below.

Note: A Participant’s contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1)(A) for the full Plan Year. If the Administrator anticipates that the Plan will not satisfy the “ADP” and/or “ACP” test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator to be necessary to satisfy the “ADP” and/or “ACP” test.

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		(4)	☒	Catch-Up Contributions – The following Participants who have attained or are expected to attain age 50 before the close of the Taxable year will be permitted to make Catch-Up Contributions to the Plan, as described in Subsection 5.03(a) of the Basic Plan Document:

			(A)	☒	All such Participants.

			(B)	☐	All such Participants except those covered by a collective-bargaining agreement under which retirement benefits were a subject of good faith bargaining unless the bargaining agreement specifically provides for Catch-Up Contributions to be made on behalf of such Participants.

Note: The Employer must not select Option 1.07(a)(4) above unless all applicable plans (as defined in Code Section 414(v)(6)(A), other than any plan that is qualified under Puerto Rican law or that covers only employees who are covered by a collective bargaining agreement under which retirement benefits were a subject of good faith bargaining) maintained by the Employer and by any other employer that is treated as a single employer with the Employer under Code Section 414(b), (c), (m), or (o) also permit Catch-Up Contributions in the same dollar amount.

		(5)	☒	Roth 401(k) Contributions. Participants shall be permitted to irrevocably designate pursuant to Subsection 5.03(b) of the Basic Plan Document that a portion or all of the Deferral Contributions made under this Subsection 1.07(a) are Roth 401(k) Contributions that are includable in the Participant’s gross income at the time deferred.

		(6)	☒	Automatic Enrollment Contributions. Unless they affirmatively elect otherwise, certain Eligible Employees will have their Compensation reduced in accordance with the provisions of Subsection 5.03(c) of the Basic Plan Document (an “Automatic Enrollment Contribution”), Section 1.07(b) of the Additional Provisions Addendum, and the following:

			(A)	☒	All newly Eligible Employees shall be subject to the same automatic enrollment provisions.

			(B)	☐	The automatic enrollment provisions of the Plan shall be/are different for different groups of Eligible Employees.

			(C)	☒	Some form of automatic deferral increase will be part of the automatic enrollment provisions.

			(D)	☐	A qualified automatic contribution arrangement described in Code Section 401(k)(13) (“QACA”) has been adopted. (Select Option 1.11(a)(3) or 1.12(a)(3) and complete appropriate Addendum.)

			(E)	☐	An eligible automatic enrollment arrangement described in Code Section 414(w) (“EACA”) has been adopted.

1.08	EMPLOYEE CONTRIBUTIONS (AFTER-TAX CONTRIBUTIONS)

	(a)	☐	Future Employee Contributions – Participants may make voluntary, non-deductible, after-tax Employee Contributions pursuant to Section 5.04 of the Basic Plan Document. The Employee Contribution made on behalf of an Active Participant each payroll period shall not exceed the contribution limit specified in Subsection 1.08(a)(1) below.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
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		(1)	The contribution limit is % of Compensation.

	(b)	☒	Frozen Employee Contributions – Participants may not currently make after-tax Employee Contributions to the Plan, but the Employer does maintain frozen Employee Contributions Accounts.

1.09	ROLLOVER CONTRIBUTIONS

	(a)	☒	Rollover Contributions – Employees may roll over eligible amounts from other plans to the Plan subject to the additional following requirements:

		(1)	☒	The Plan will not accept rollovers of after-tax employee contributions.

		(2)	☐	The Plan will not accept rollovers of designated Roth contributions. (Must be selected if Roth 401(k) Contributions are not elected in Subsection 1.07(a)(5).)

	(b)	☒	In-Plan Roth Rollover Contributions (Choose only if Roth 401(k) Contributions are selected in Option 1.07(a)(5) above) – Unless Option 1.09(b)(1) is selected below and in accordance with Section 5.06 of the Basic Plan Document, any Participant, spousal alternate payee or spousal Beneficiary may elect to have otherwise distributable portions of his Account, which are not part of an outstanding loan balance pursuant to Article 9 of the Basic Plan Document and are not “designated Roth contributions” under the Plan, be considered “designated Roth contributions” for purposes of the Plan.

		(1)	☐	Only a Participant who is still employed by the Employer (or a spousal alternate payee or spousal Beneficiary of such a Participant) may elect to make such an in-plan Roth Rollover.

1.10	QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS

	(a)	Qualified Nonelective Employer Contributions – The Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution for any permissible purpose, as provided in Section 5.07 of the Basic Plan Document. If Option 1.07(a) or 1.08(a)(1)is checked, except as provided in Section 5.07 of the Basic Plan Document or as otherwise provided below, Qualified Nonelective Employer Contributions shall be allocated to all Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees in the ratio which each such Participant’s “testing compensation”, as defined in Subsection 6.01(s) of the Basic Plan Document, for the Plan Year bears to the total of all such Participants’ “testing compensation” for the Plan Year.

		(1)	☒	Qualified Nonelective Employer Contributions shall be allocated only among such Participants described above who are designated by the Employer as eligible to receive a Qualified Nonelective Employer Contribution for the Plan Year. The amount of the Qualified Nonelective Employer Contribution allocated to each such Participant shall be as designated by the Employer, but not in excess of the “regulatory maximum.” The “regulatory maximum” means 5% (10% for Qualified Nonelective Contributions made in connection with the Employer’s obligation to pay prevailing wages) of the “testing compensation” for such Participant for the Plan Year. The “regulatory maximum” shall apply separately with respect to Qualified Nonelective Contributions to be included in the “ADP” test and Qualified Nonelective Contributions to be included in the “ACP” test. (Cannot be selected if the Employer has elected prior year testing in Subsection 1.06(a)(2).)

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1.11	MATCHING EMPLOYER CONTRIBUTIONS

	(a)	☒	Matching Employer Contributions – The Employer shall make Matching Employer Contributions on behalf of each of its “eligible” Participants as provided in this Section 1.11. For purposes of this Section 1.11, an “eligible” Participant means any Participant who is an Active Participant during the Contribution Period and who satisfies the requirements of Subsection 1.11(e) or Section 1.13.

		(1)	☒	Non-Discretionary Matching Employer Contributions – The Employer shall make a Matching Employer Contribution on behalf of each “eligible” Participant in an amount equal to the following percentage of the eligible contributions made by the “eligible” Participant during the Contribution Period (complete all that apply):

			(A)	☒	Flat Percentage Match: 50.00% to all “eligible” Participants.

			(B)	☐	Tiered Match: % of the first % of the “eligible” Participant’s Compensation contributed to the Plan,

% of the next % of the “eligible” Participant’s Compensation contributed to the Plan,

% of the next % of the “eligible” Participant’s Compensation contributed to the Plan.

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

			(C)	☒	Limit on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

				(i)	☒ Contributions in excess of 5.00% of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

				(ii)	☐ Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $ .

		(2)	☐	Discretionary Matching Employer Contributions – The Employer may make a discretionary Matching Employer Contribution on behalf of “eligible” Participants, or a designated group of “eligible” Participants, in accordance with Section 5.08 of the Basic Plan Document. An “eligible” Participant’s allocable share of the discretionary Matching Employer Contribution shall be a percentage of the eligible contributions made by the “eligible” Participant during the Contribution Period. The Employer may limit the eligible contributions taken into account under the allocation formula to contributions up to a specified percentage of Compensation or dollar amount or may provide for Matching Employer Contributions to be made in a different ratio for eligible contributions above and below a specified percentage of Compensation or dollar amount. The Matching Employer Contribution is allocated among “eligible” Participants so that each “eligible” Participant receives a rate or amount that is identical to the rate or amount received by all other “eligible” Participants (or designated group of “eligible” Participants, if applicable) as determined by the Employer on or before the due date of the Employer’s tax return for the year of allocation.

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Note: If the Matching Employer Contribution made in accordance with this Subsection 1.11(a)(2) matches different percentages of contributions for different groups of “eligible” Participants, the group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

		(A)	☐ 4% Limitation on Discretionary Matching Employer Contributions for Deemed Satisfaction of “ACP” Test – In no event may the dollar amount of the discretionary Matching Employer Contribution made on an “eligible” Participant’s behalf for the Plan Year exceed 4% of the “eligible” Participant’s Compensation for the Plan Year. (Only if Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

	(3)	☐	401(k) Safe Harbor Matching Employer Contributions – If the Employer elects one of the safe harbor formula Options provided in the 401(k) Safe Harbor Matching Employer Contributions Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the “ADP” test and, under certain circumstances, the “ACP” test.

(b)	☐	Additional Matching Employer Contributions – The Employer may at Plan Year end make an additional Matching Employer Contribution on behalf of each “eligible” Participant in an amount equal to a percentage of the eligible contributions made by each “eligible” Participant during the Plan Year. The additional Matching Employer Contribution may be limited to match only contributions up to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

Note: If the additional Matching Employer Contribution made in accordance with this Subsection 1.11(b) matches different percentages of contributions for different groups of “eligible” Participants, the group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs.

	(1)	☐	4% Limitation on additional Matching Employer Contributions for Deemed Satisfaction of “ACP” Test – In no event may the dollar amount of the additional Matching Employer Contribution made on an “eligible” Participant’s behalf for the Plan Year exceed 4% of the “eligible” Participant’s Compensation for the Plan Year. (Only if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

Note: If the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the “ADP” test, the additional Matching Employer Contribution must meet the requirements of Section 6.09 of the Basic Plan Document. In addition to the foregoing requirements, if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the “ACP” test with respect to Matching Employer Contributions for the Plan Year, the eligible contributions matched may not exceed the limitations in Section 6.10 of the Basic Plan Document.

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(c)	Contributions Matched – The Employer matches the following contributions (check appropriate box(es)):

	(1)	Deferral Contributions - Deferral Contributions made to the Plan are matched at the rate specified in this Section 1.11. Catch-Up Contributions are not matched unless the Employer elects Option 1.11(c)(1)(A) below.

		(A)	☐ Catch-Up Contributions made to the Plan pursuant to Subsection 1.07(a)(4) are matched at the rates specified in this Section 1.11.

Note: Notwithstanding the above, if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, Deferral Contributions shall be matched at the rate specified in the 401(k) Safe Harbor Matching Employer Contributions Addendum to the Adoption Agreement without regard to whether they are Catch-Up Contributions.

(d)	Contribution Period for Matching Employer Contributions - The Contribution Period for purposes of calculating the amount of Matching Employer Contributions is:

	(1)	☐	each calendar month.

	(2)	☐	each Plan Year quarter.

	(3)	☒	each Plan Year.

	(4)	☐	each payroll period.

	(5)	☐	The Employer shall determine the Contribution Period for calculation of any discretionary Matching Employer Contributions elected pursuant to Option 1.11(a)(2) above at the time that the matching contribution formula is determined.

The Contribution Period for additional Matching Employer Contributions described in Subsection 1.11(b) is the Plan Year.

Note: If Option (5) is selected, one of the other options must be selected to apply to any non-discretionary Matching Employer Contributions.

Note: If Matching Employer Contributions are made more frequently than for the Contribution Period selected above, the Employer must calculate the Matching Employer Contribution required with respect to the full Contribution Period, taking into account the “eligible” Participant’s contributions and Compensation for the full Contribution Period, and contribute any additional Matching Employer Contributions necessary to “true up” the Matching Employer Contribution so that the full Matching Employer Contribution is made for the Contribution Period.

(e)	Continuing Eligibility Requirement(s) – A Participant who is an Active Participant during a Contribution Period and makes eligible contributions during the Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.11 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Matching Employer Contributions if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, is checked or if Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked and the Employer intends to satisfy the Code Section 401(m)(11) safe harbor with respect to Matching Employer Contributions):

	(1)	☒	No requirements.

	(2)	☐	Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

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	(3)	☐	Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(4)	☐	Earns at least (not to exceed 1,000) Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(5)	☐	Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

	(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

	(8)	☐	Special continuing eligibility requirement(s) for additional Matching Employer Contributions. (Only if Option 1.11(b), Additional Matching Employer Contributions, is checked.)

		(A)	The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are: (Fill in number of applicable eligibility requirement(s) from above, including the number of Hours of Service if Option (4) has been selected. Options (2), (3), (4), (5), and (7) may not be elected with respect to additional Matching Employer Contributions if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, is checked or if Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked and the Employer intends to satisfy the Code Section 401(m)(11) safe harbor with respect to Matching Employer Contributions.)

Note: Except when added in conjunction with the addition of a new Matching Employer Contribution, if Option (2), (3), (4), or (5) is adopted during a Contribution Period, such Option shall not become effective until the first day of the next Contribution Period. Matching Employer Contributions attributable to the Contribution Period that are funded during the Contribution Period shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), (5), or (7) is elected with respect to any Matching Employer Contributions and if Option 1.12(a)(3), 401(k) Safe Harbor Formula, is also elected, the Plan will not be deemed to satisfy the “ACP” test in accordance with Section 6.10 of the Basic Plan Document and will have to pass the “ACP” test each year.

(f)	☒	Qualified Matching Employer Contributions – Prior to making any Matching Employer Contribution hereunder (other than a 401(k) Safe Harbor Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the “ADP” test on Deferral Contributions and excluded in applying the “ACP” test on Employee and Matching Employer Contributions. Unless the additional eligibility requirement is selected below, Qualified Matching Employer Contributions shall be allocated to all Participants who were Active Participants during the Contribution Period and who meet the continuing eligibility requirement(s) described in Subsection 1.11(e) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution.

	(1)	☒	To receive an allocation of Qualified Matching Employer Contributions a Participant must also be a Non-Highly Compensated Employee for the Plan Year.

Note: Qualified Matching Employer Contributions may not be excluded in applying the “ACP” test for a Plan Year if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer

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Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the “ADP” test is deemed satisfied under Section 6.09 of the Basic Plan Document for such Plan Year.

1.12	NONELECTIVE EMPLOYER CONTRIBUTIONS

If (a) or (b) is elected below, the Employer may make Nonelective Employer Contributions on behalf of each of its “eligible” Participants in accordance with the provisions of this Section 1.12. Except as otherwise defined in this Adoption Agreement pertaining to Nonelective Employer Contributions, for purposes of this Section 1.12, an “eligible” Participant means a Participant who is an Active Participant during the Contribution Period and who satisfies the requirements of Subsection 1.12(d) or Section 1.13.

Note: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

	(a)	☒	Fixed Formula:

		(1)	☒	Fixed Percentage Employer Contribution – For each Contribution Period, the Employer shall contribute for each “eligible” Participant a percentage of such “eligible” Participant’s Compensation equal to):

			(A)	0.00% (not to exceed 25%) to all “eligible” Participants.

Note: The allocation formula in Option 1.12(a)(1)(A) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4).

		(2)	☐	Fixed Flat Dollar Employer Contribution – The Employer shall contribute for each “eligible” Participant an amount equal to:

			(A)	$ to all “eligible” Participants. (Complete (i) below).

				(i)	The contribution amount is based on an “eligible” Participant’s service for the following period (check one of the following):

					(I)	☐	Each paid hour.

					(II)	☐	Each Plan Year.

					(III)	☐	Other: (must be a period within the Plan Year that does not exceed one week and is uniform with respect to all “eligible” Participants).

Note: The allocation formula in Option 1.12(a)(2)(A) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4).

		(3)	☐	401(k) Safe Harbor Formula – The Nonelective Employer Contribution specified in the 401(k) Safe Harbor Nonelective Employer Contributions Addendum is intended to satisfy the safe harbor contribution requirements under Sections 401(k) and 401(m) of the Code such that the “ADP” test (and, under certain circumstances, the “ACP” test) is deemed satisfied. Please complete the 401(k) Safe Harbor Nonelective Employer Contributions Addendum to the Adoption Agreement. (Choose only if Option 1.07(a), Deferral Contributions, is checked.)

		(4)	☒	See Additional Provisions Addendum.

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(b)	☒	Discretionary Formula – The Employer may decide each Contribution Period whether to make a discretionary Nonelective Employer Contribution on behalf of “eligible” Participants in accordance with Section 5.10 of the Basic Plan Document.

	(1)	☒	Non-Integrated Allocation Formula – In the ratio that each “eligible” Participant’s Compensation bears to the total Compensation paid to all “eligible” Participants for the Contribution Period.

Note: The allocation formula in Option 1.12(b)(1) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4).

	(2)	☐	Integrated Allocation Formula – As (1) a percentage of each “eligible” Participant’s Compensation plus (2) a percentage of each “eligible” Participant’s Compensation in excess of the “integration level” as defined below. The percentage of Compensation in excess of the “integration level” shall be equal to the lesser of the percentage of the “eligible” Participant’s Compensation allocated under (1) above or the “permitted disparity limit” as defined below.

Note: An Employer that has elected Option 1.12(a)(3), 401(k) Safe Harbor Formula, may not take Nonelective Employer Contributions made to satisfy the 401(k) safe harbor into account in applying the integrated allocation formula described above.

		(A)	“Integration level” means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (i) or (ii) below.

(i) % (not to exceed 100%) of the Social Security taxable wage base for the Plan Year, or

(ii) $ (not to exceed the Social Security taxable wage base).

“Permitted disparity limit” means the percentage provided by the following table:

The “Integration Level” is % of the Taxable Wage Base	The “Permitted Disparity Limit” is
20% or less	5.7%
More than 20%, but not more than 80%	4.3%
More than 80%, but less than 100%	5.4%
100%	5.7%

The Social Security taxable wage base is the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year.

Note: The allocation formula in Option 1.12(b)(2) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4).

Note: An Employer who maintains any other plan that provides for or imputes Social Security Integration (permitted disparity) may not elect Option 1.12(b)(2).

(c)	Contribution Period for Nonelective Employer Contributions – The Contribution Period for purposes of calculating the amount of Nonelective Employer Contributions is the Plan Year, unless the Employer elects

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another Contribution Period below. Regardless of any selection made below, the Contribution Period for 401(k) Safe Harbor Nonelective Employer Contributions under Option 1.12(a)(3) or Nonelective Employer Contributions allocated under an integrated formula selected under Option 1.12(b)(2) is the Plan Year.

	(1)	☐	each calendar month.

	(2)	☐	each Plan Year quarter.

	(3)	☐	each payroll period.

Note: If Nonelective Employer Contributions are made more frequently than for the Contribution Period selected above, the Employer must calculate the Nonelective Employer Contribution required with respect to the full Contribution Period, taking into account the “eligible” Participant’s Compensation for the full Contribution Period, and contribute any additional Nonelective Employer Contributions necessary to “true up” the Nonelective Employer Contribution so that the full Nonelective Employer Contribution is made for the Contribution Period.

(d)	Continuing Eligibility Requirement(s) – A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.12 if the Participant is an Active Participant during the Plan Year and satisfies the following requirement(s) (Check the appropriate box(es) – Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.12(a)(3), 401(k) Safe Harbor Formula, is checked):

	(1)	☒	No requirements.

	(2)	☐	Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

	(3)	☐	Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(4)	☐	Earns at least (not to exceed 1,000) Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(5)	☐	Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

	(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

	(8)	☒	Special continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions. (Only if both Options 1.12(a) and (b) are checked.)

		(A)	The continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions is/are: (2) (Fill in number of applicable eligibility requirement(s) from above, including the number of Hours of Service if Option (4) has been selected.)

Note: Except when added in conjunction with the addition of a new Nonelective Employer Contribution, if Option (2), (3), (4), or (5) is adopted during a Contribution Period, such Option shall not become effective until the first day of the next Contribution Period. Nonelective Employer Contributions attributable to the Contribution Period that are funded during the Contribution Period shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5).

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1.13	EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS

	☒	Death, Disability, and Retirement Exceptions – All Participants who become disabled, as defined in Section 1.15, retire, as provided in Subsection 1.14(a), (b), or (c), or die are excepted from any last day or Hours of Service requirement, except as modified in the Additional Provisions Addendum. For purposes of this Section, any Participant who dies while performing qualified military service as defined in Code Section 414(u)(5) will be excepted from any last day or Hours of Service requirement.

1.14	RETIREMENT

	(a)	The Normal Retirement Age under the Plan is (check one):

		(1)	☒ age 65.

		(2)	☐ age (specify between 55 and 64).

		(3)	☐ later of age (not to exceed 65) or the (not to exceed 5th) anniversary of the Participant’s Employment Commencement Date.

	(b)	☐	The Early Retirement Age is the date the Participant attains age and completes years of Vesting Service.

Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

	(c)	☒	A Participant who becomes disabled, as defined in Section 1.15, is eligible for disability retirement.

Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan. Pursuant to Section 11.03 of the Basic Plan Document, a Participant is not considered to be disabled until he terminates his employment with the Employer.

1.15	DEFINITION OF DISABLED

A Participant is disabled if he/she meets any of the requirements selected below:

	(a)	☐	The Participant satisfies the requirements for benefits under the Employer’s long-term disability plan.

	(b)	☒	The Participant satisfies the requirements for Social Security disability benefits.

	(c)	☒	The Participant is determined to be disabled by a physician approved by the Employer.

	(d)	☒	See Additional Provisions Addendum.

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1.16	VESTING

A Participant’s vested interest in Matching Employer Contributions and/or Nonelective Employer Contributions, other than those described in Subsection 5.11(a) of the Basic Plan Document, shall be based upon his years of Vesting Service and the schedule selected in Subsection 1.16(c) below, except as provided in the Vesting Schedule Addendum to the Adoption Agreement or as provided in Subsection 1.22(c).

	(a)	When years of Vesting Service are determined, the elapsed time method shall be used.

	(b)	☐ Years of Vesting Service shall exclude service prior to the Plan’s original Effective Date as listed in Subsection 1.01(g)(1) or Subsection 1.01(g)(2), as applicable.

	(c)	Vesting Schedule(s)

(1)	NonelectiveEmployer Contributions (check one):	(2)	MatchingEmployer Contributions (check one):

(A)	☐ N/A – No Nonelective Employer Contributions	(A)	☐ N/A – No Matching Employer Contributions

(B)	☒ 100% Vesting immediately	(B)	☒ 100% Vesting immediately

(C)	☐ 3 year cliff (see C below)	(C)	☐ 3 year cliff (see C below)

(D)	☐ 6 year graduated (see D below)	(D)	☐ 6 year graduated (see D below)

(E)	☐ Other vesting (complete E1 below)	(E)	☐ Other vesting (complete E2 below)

Years of Vesting Service	Applicable Vesting Schedule(s)
	C	D	E1		E2
0	0%	0%		%		%
1	0%	0%		%		%
2	0%	20%		%		%
3	100%	40%		%		%
4	100%	60%		%		%
5	100%	80%		%		%
6 or more	100%	100%		%	100%

Note: A schedule elected under E1 or E2 above must be at least as favorable as one of the schedules in C or D above. If the vesting schedule is amended, any such amendment must satisfy the requirements of Section 16.04 of the Basic Plan Document

Note: The amendment of the plan to add a Fixed Nonelective Employer Contribution, Discretionary Nonelective Employer Contribution, 401(k) Safe Harbor Nonelective Employer Contribution, Fixed Matching Employer Contribution, Discretionary Matching Employer Contribution, Additional Matching Employer Contribution, or 401(k) Safe Harbor Matching Employer Contribution and an attendant vesting schedule does not constitute an

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amendment to a vesting schedule under Section 16.04 of the Basic Plan Document, unless a contribution source of the same type exists under the Plan on the effective date of such amendment. Any amendment to the vesting schedule of one such contribution source shall not require the amendment of the vesting schedule of any other such contribution source, notwithstanding the fact that one or more Participants may be subject to different vesting schedules for such different contribution sources.

	(d)	☒	A vesting schedule or schedules different from the vesting schedule(s) selected above applies to certain Participants. Please complete Section (a) of the Vesting Schedule Addendum to the Adoption Agreement.

	(e)	☒	See Additional Provisions Addendum.

1.17	PREDECESSOR EMPLOYER SERVICE

	(a)	☒	Service for purposes of eligibility in Subsection 1.04(b) and vesting in Subsection 1.16 of this Plan shall include service with the following predecessor employer(s):

Hepworth U.S. Holdings, Inc. or affiliates; Technisand, Inc or affiliates; United Western Supply Co. or affiliates; The Garick Corp.; Paygro and Stan Blast Abrasives, Inc.; Construction Aggregates; Standard Sand; Great Plains

		(1)	☒	See Additional Provisions Addendum.

1.18	PARTICIPANT LOANS

	(a)	☒	Participant loans are allowed in accordance with Article 9, except as modified in the Additional Provisions Addendum.

1.19	IN-SERVICE WITHDRAWALS

Participants may make withdrawals prior to termination of employment under the following circumstances:

	(a)	☒	Hardship Withdrawals – Hardship withdrawals shall be allowed in accordance with Section 10.05 of the Basic Plan Document, subject to a $500.00 minimum amount.

		(1)	Hardship withdrawals will be permitted from:

			(A)	☐ A Participant’s Deferral Contributions Account only.

			(B)	☒ The Accounts specified in the In-Service Withdrawals Addendum. Please complete Section (c) of the In-Service Withdrawals Addendum.

	(b)	☒	Age 59 1/2 – Participants shall be entitled to receive a distribution of all or any portion of the following Accounts upon attainment of age 59 1/2:

		(1)	☐	Deferral Contributions Account.

		(2)	☐	All vested Account balances.

		(3)	☒	See In-Service Withdrawals Addendum.

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(c)	Withdrawal of Employee Contributions, Rollover Contributions and certain other contributions

	(1)	Unless otherwise provided below, Employee Contributions may be withdrawn in accordance with Section 10.02 of the Basic Plan Document at any time.

		(A)	☐	Employees may not make withdrawals of Employee Contributions more frequently than:

	(2)	Rollover Contributions may be withdrawn in accordance with Section 10.03 of the Basic Plan Document at any time.

	(3)	Active Military Distribution (HEART Act) – Certain contributions restricted from distribution only due to Code Section 401(k)(2)(B)(i)(I) may be withdrawn by Participants performing military service in accordance with Section 10.01 of the Basic Plan Document at any time.

(d)	☐	Qualified Disaster Distribution – One or more Qualified Disaster Distributions shall be allowed in accordance with Section 10.08 of the Basic Plan Document. Please complete the In-Service Withdrawals Addendum to the Adoption Agreement identifying each such Qualified Disaster Distribution.

(e)	☐	Qualified Reservist Distribution – A Qualified Reservist Distribution shall be allowed in accordance with Section 10.09 of the Basic Plan Document.

(f)	☐	Age 62 Distribution of Money Purchase Benefits – A Participant who has attained at least age 62, shall be entitled to receive a distribution of all or any portion of the vested amounts attributable to benefit amounts accrued as a result of the Participant’s participation in a money purchase pension plan (due to a merger into this Plan of money purchase pension plan assets), if any. (Choose only if Option 1.20(d)(1)(B) is selected.)

(g)	☒	Additional In-Service Withdrawal Provisions – Benefits are payable as (check the appropriate box(es)):

	(1)	☐	an in-service withdrawal of vested amounts attributable to Employer Contributions maintained in a Participant’s Account (check (A) and/or (B)):

		(A)	☐	for at least (24 or more) months.

			(i)	☐ Special restrictions apply to such in-service withdrawals, see the In-Service Withdrawals Addendum to the Adoption Agreement.

		(B)	☐	after the Participant has at least 60 months of participation.

			(i)	☐ Special restrictions apply to such in-service withdrawals, see the In-Service Withdrawals Addendum to the Adoption Agreement.

	(2)	☒	another in-service withdrawal option that is permissible under the Code. Please complete the In-Service Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

Note: Any withdrawal indicated in this Section may be a “protected benefit” under Code Section 411(d)(6) which can be eliminated only to the extent permitted by applicable guidance.

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1.20	FORM OF DISTRIBUTIONS

Subject to Section 13.01, 13.02 and Article 14 of the Basic Plan Document, distributions under the Plan shall be paid as provided below.

	(a)	Lump Sum Payments – Lump sum payments are always available under the Plan and are the normal form of payment under the Plan except as modified in Subsection 1.20(d)(2) below.

	(b)	☒	Installment Payments – Participants may elect distribution under a systematic withdrawal plan (installments).

	(c)	☒	Partial Withdrawals – A Participant whose employment has terminated and whose Account is distributable in accordance with the provisions of Article 12 of the Basic Plan Document may elect to withdraw any portion of his Distributable vested interest in his Account in cash at any time.

	(d)	☐	Annuities (Check if the Plan is retaining any annuity form(s) of payment.)

		(1)	☐	An annuity form of payment is available under the Plan because the Plan either converted from or received a transfer of assets from a plan that was subject to the minimum funding requirements of Code Section 412 and therefore an annuity form of payment is a protected benefit under the Plan in accordance with Code Section 411(d)(6).

		(2)	The normal form of payment under the Plan is (check (A) or (B)):

			(A)	☐	Lump sum is the normal form of payment for:

				(i)	☐ All Participants

				(ii)	☐ All Participants except those as indicated on the Forms of Payment Addendum.

			(B)	☐	Life annuity is the normal form of payment for all Participants.

		(3)	☐	Life Annuity – The Plan offers at least one other form of annuity as specified in the Forms of Payment Addendum.

Note: A life annuity option will continue to be an available form of payment for any Participant who elected such life annuity payment before the effective date of its elimination.

	(e)	Cash Outs and Implementation of Required Rollover Rule

		(1)	☒	If the vested Account balance payable to an individual is less than or equal to the cash out limit utilized for such individual, such Account will be distributed in accordance with the provisions of Section 13.02 or 18.04 of the Basic Plan Document. The cash out limit is:

			(A)	☒	$1,000.

			(B)	☐	The dollar amount specified in Code Section 411(a)(11)(A) ($5,000 as of January 1, 2013). Any distribution greater than $1,000 that is made to a Participant without the Participant’s consent before the Participant’s Normal Retirement Age (or age 62, if later) will be rolled over to an individual retirement plan designated by the Plan Administrator.

	(f)	☒	See Forms of Payment Addendum.

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1.21	TIMING OF DISTRIBUTIONS

Except as provided in Subsection 1.21(a) or (b), distribution shall be made to an eligible Participant from his vested interest in his Account as soon as reasonably practicable following the Participant’s request for distribution pursuant to Article 12 of the Basic Plan Document.

	(a)	Distribution shall be made to an eligible Participant from his vested interest in his Account as soon as reasonably practicable following the date the Participant’s application for distribution is received by the Administrator, but in no event later than his Required Beginning Date, as defined in Subsection 2.01(tt).

	(b)	☐	Preservation of Same Desk Rule – Check if the Employer wants to continue application of the same desk rule described in Subsection 12.01(b) of the Basic Plan Document regarding distribution of Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions, and 401(k) Safe Harbor Nonelective Employer Contributions. (If any of the above-listed contribution types were previously distributable upon severance from employment, this Option may not be selected.)

1.22	TOP HEAVY STATUS

	(a)	The Plan shall be subject to the Top-Heavy Plan requirements of Article 15 (check one):

		(1)	☐	for each Plan Year, whether or not the Plan is a “top-heavy plan” as defined in Subsection 15.01(g) of the Basic Plan Document.

		(2)	☒	for each Plan Year, if any, for which the Plan is a “top-heavy plan” as defined in Subsection 15.01(g) of the Basic Plan Document.

		(3)	☐	Not applicable. (Choose only if (A) Plan covers only employees subject to a collective bargaining agreement, or (B) Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, is selected, and the Plan does not provide for Employee Contributions or any other type of Employer Contributions.)

	(b)	If the Plan is or is treated as a “top-heavy plan” for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3% (3 or 5)% of Compensation for the Plan Year or such other amount in accordance with Section 15.03 of the Basic Plan Document or as elected on the 416 Contributions Addendum. The minimum Employer Contribution provided in this Subsection 1.22(b) shall be made under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer, unless the Employer elects otherwise below:

		(1)	☐	The minimum Employer Contribution shall be paid under this Plan in any event.

		(2)	☐	Another method of satisfying the requirements of Code Section 416. Please complete the 416 Contributions Addendum to the Adoption Agreement describing the way in which the minimum contribution requirements will be satisfied in the event the Plan is or is treated as a “top-heavy plan”.

		(3)	☐	Not applicable. (Choose only if (A) Plan covers only employees subject to a collective bargaining agreement, or (B) Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(b)(3), 401(k) Safe Harbor Formula, is selected, and the Plan does not provide for Employee Contributions or any other type of Employer Contributions.)

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Note: The minimum Employer Contribution may be less than the percentage indicated in Subsection 1.22(b) above to the extent provided in Section 15.03 of the Basic Plan Document.

	(c)	If the Plan is or is treated as a “top-heavy plan” for a Plan Year, the vesting schedule found in Subsection 1.16(c)(1) shall apply for such Plan Year and each Plan Year thereafter, except with regard to Participants for whom there is a more favorable vesting schedule for Nonelective Employer Contributions. If the Employer has selected Option 1.01(b)(1) and the minimum Employer Contribution will not be immediately 100% vested, the Vesting Schedule Addendum must contain the applicable vesting schedule.

1.23	CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION PLANS

	☐	Other Order for Limiting Annual Additions – If the Employer maintains other defined contribution plans, annual additions to a Participant’s Account shall be limited as provided in Section 6.12 of the Basic Plan Document to meet the requirements of Code Section 415, unless the Employer elects this Option and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

1.24	INVESTMENT DIRECTION

Subject to Section 8.03 of the Basic Plan Document, Participant Accounts shall be invested (check one):

	(a)	☐	in accordance with the investment directions provided to the Trustee by the Employer for allocating all Participant Accounts among the Permissible Investments.

	(b)	☒	in accordance with the investment directions provided to the Trustee by each Participant for allocating his entire Account among the Permissible Investments.

	(c)	☐	in accordance with the investment directions provided to the Trustee by each Participant for all contribution sources in his Account, except that the following sources shall be invested in accordance with the investment directions provided by the Employer (check (1) and/or (2)):

		(1)	☐ Nonelective Employer Contributions

		(2)	☐ Matching Employer Contributions

Note: The Employer must direct the applicable sources among the Permissible Investments.

1.25	ADDITIONAL PROVISIONS AND PROTECTED BENEFITS

	(a)	☒	Additional Provisions – The Plan includes certain provisions that are not delineated through the above elections in this Adoption Agreement, but are incorporated into Fidelity Basic Plan Document 17 and are described within the Additional Provisions Addendum. The provisions included within the Additional Provisions Addendum supplement and/or alter the provisions of this Adoption Agreement and/or the Basic Plan Document.

	(b)	☒	Protected Benefit Provisions – The Plan includes provisions that are “protected benefits” under Code Section 411(d)(6) and are not delineated through the above elections in this Adoption Agreement, but are described within the Protected Benefit Provisions Addendum.

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1.26	SUPERSEDING PROVISIONS

(a) ☒ The Employer has completed the Plan Superseding Provisions Addendum to show the provisions of the Plan which supersede provisions of this Adoption Agreement and/or the Basic Plan Document.

Note: If the Employer elects superseding provisions in Option (a) above, the Employer may not be permitted to rely on the Volume Submitter Sponsor’s advisory letter for qualification of its Plan. In addition, such superseding provisions may in certain circumstances affect the Plan’s status as a pre-approved volume submitter plan eligible for the 6-year remedial amendment cycle.

(b) ☐ The Employer has completed the Trust Superseding Provisions Addendum to show the provisions of the Plan which supersede provisions of the Trust Agreement in the Basic Plan Document.

1.27	RELIANCE ON ADVISORY LETTER

An adopting Employer may rely on an advisory letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Section 19.02 of Revenue Procedure 2011-49. The Employer may not rely on the advisory letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the advisory letter issued with respect to this Plan and in Section 19.03 of Revenue Procedure 2011-49. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

Failure to properly complete the Adoption Agreement and failure to operate the Plan in accordance with the terms of the Plan document may result in disqualification of the Plan.

This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 17. The Volume Submitter Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the volume submitter plan document.

1.28	ELECTRONIC SIGNATURE AND RECORDS

This Adoption Agreement, and any amendment thereto, may be executed or affirmed by an electronic signature or electronic record permitted under applicable law or regulation, provided the type or method of electronic signature or electronic record is acceptable to the Trustee.

1.29	VOLUME SUBMITTER INFORMATION:

Name of Volume Submitter Sponsor:	Fidelity Management & Research Company
Address of Volume Submitter Sponsor:	82 Devonshire Street
Boston, MA 02109

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EXECUTION PAGE

Plan Name        Fairmount Santrol Retirement Savings Plan (the “Plan”)

Employer:        Fairmount Santrol, Inc.

The Fidelity Basic Plan Document No. 17 and the accompanying Adoption Agreement together comprise the Volume Submitter Defined Contribution Plan. It is the responsibility of the adopting Employer to review this volume submitter plan document with its legal counsel to ensure that the volume submitter plan is suitable for the Employer and that Adoption Agreement has been properly completed prior to signing.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this      day of                     ,             .

Employer:	Fairmount Santrol, Inc.

By:

Title:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Employer:	Fairmount Santrol, Inc.

By:

Title:

Accepted by:	Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

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PLAN MERGERS ADDENDUM

for

Plan Name:  Fairmount Santrol Retirement Savings Plan

(a)	Plan Mergers - The following plan(s) were merged into the Plan on or after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable (the “merged-in plan(s)”). The provisions of the Plan are effective with respect to the merged-in plan(s) as of the date(s) indicated below:

(1)	Name of merged-in plan: Fairmount Minerals, Ltd. Stock Bonus Trust and Plan

Effective date: 01/01/2015

(A)	☒ The above effective date shall be an Entry Date for all Eligible Employees who were employees of the employer who maintained the merged-in plan immediately prior to the merger who (check one):

	(i)	☒	have met the age and service requirements of the merged-in plan.

	(ii)	☐	have met the age and service requirements of this Plan.

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PARTICIPATING EMPLOYERS ADDENDUM

for

Plan Name: Fairmount Santrol Retirement Savings Plan

Note: All participating employers must be a business entity of a type recognized under Treasury Regulation Section 301.7701-2(a).

(a)	☒	Only the following Related Employers (as defined in Subsection 2.01(ss) of the Basic Plan Document) participate in the Plan (list each participating Related Employer and its Employer Tax Identification Number):

Wedron Silica Company, 34-1440203

Best Sand Corporation, 34-0097535

Technisand, Inc., 34-1684239

Wexford Sand Co., 38-2096445

Wisconsin Industrial Sand Company, LLC, 31-1502704

Construction Aggregates of Michigan, Inc., 59-2248904

Mineral Visions, Inc., 20-2479524

Fairmount Minerals Water Solutions, LLC, 27-1194235

Alpha Resin, LLC, 45-1587503

Black Lab, LLC, 45-2379715

FML Sand, LLC, 46-3258925

FML Terminal Logistics, LLC, 46-3262529

Self-Suspending Proppants, LLC, 46-2684583

Shakopee Sand LLC 27-4480537

FML Resin, LLC 46-326259

(b)	☐	All Related Employer(s) as defined in Subsection 2.01(ss) of the Basic Plan Document participate in the Plan.

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IN-SERVICE WITHDRAWALS ADDENDUM

for

Plan Name: Fairmount Santrol Retirement Savings Plan

(a)	Sources Available for In-Service Hardship Withdrawal - In-service hardship withdrawals are permitted from the sub-accounts specified below, subject to the conditions applicable to hardship withdrawals under Section 10.05 of the Basic Plan Document:

Deferral Contributions and vested amounts from the following sub-accounts:

Profit Sharing

Match

Prior Stock Bonus

(b)	Other In-Service Withdrawal Provisions - In-service withdrawals from a Participant’s Accounts specified below shall be available to Participants who satisfy the requirements also specified below:

Participants shall be entitled to receive a distribution prior to termination of employment upon attainment of age 59 1/2 of all or any portion of all vested Account balances with the exception of the Prior Stock Bonus source.

(1)	The following restrictions apply to a Participant’s Account following an in-service withdrawal made pursuant to (b) above (cannot include any mandatory suspension of contributions restriction):

Prior Stock Bonus Account excluded from 59 1/2 in-service withdrawal

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PROTECTED BENEFIT PROVISIONS ADDENDUM

for

Plan Name: Fairmount Santrol Retirement Savings Plan

Protected Benefit Provisions - The following benefits are retained under the Plan due to the nature of each as a “protected benefit” under Code Section 411(d)(6) and apply for the Participants and Beneficiaries described:

100% vesting upon involuntary separation from service due to restructuring (merged Stock Bonus Plan feature).

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FORMS OF PAYMENT ADDENDUM

for

Plan Name: Fairmount Santrol Retirement Savings Plan

(a)	In-Kind Distribution of Employer Stock. To the extent that a Participant’s Account is invested in Employer Stock, as defined in Section 20.12 of the Basic Plan Document, a Participant may elect to receive distribution of his Account under the lump sum payment method in shares of Employer Stock instead of in cash.

(b)	Other Non-Annuity Form(s) of Payment. The Plan will continue to offer these form(s) of payment:

Other Non-Annuity: In-Kind distribution of mutual fund shares or other property.

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VESTING SCHEDULE ADDENDUM

for

Plan Name: Fairmount Santrol Retirement Savings Plan

(a)	Different Vesting Schedule

Note: With regard to contributions for plan years beginning after December 31, 2006, any schedule provided hereunder must be at least as favorable as one of the schedules in C or D in the table shown in Section 1.16(c).

(1)	A vesting schedule different from the vesting schedule selected in Section 1.16 applies to the Participants and contributions described below.

(A)	The following vesting schedule applies to the class of Participants described in (a)(1)(B) and the contributions described in (a)(1)(C) below:

Years of Vesting Service	Vested Interest
0	0
1	0
2	0
3	100

(B)	The vesting schedule specified in (a)(1)(A) above applies to the following class of Participants:

Plan Participants who have completed at least one Hour of Service on and after 1/1/2007 with amounts transferred from the FML Stock Bonus Plan.

(C)	The vesting schedule specified in (a)(1)(A) above applies to the following contributions:

Prior Stock Bonus.

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ADDITIONAL PROVISIONS ADDENDUM

for

Plan Name: Fairmount Santrol Retirement Savings Plan

(a) Additional Provision(s) – The following provisions supplement and/or, to the degree described herein, supersede other provisions of this Adoption Agreement and the Basic Plan Document in the following manner:

(1)	The following replaces Subsection 1.04(c) and supersedes Subsection 2.01(p):

(a)	Eligibility Computation Period - The Eligibility Computation Period is the 12-consecutive-month period beginning on an Employee’s Employment Commencement Date and each Plan Year beginning on or after his Employment Commencement Date.

(2)	The following replaces Subsection 1.05(a):

(a)	Compensation Exclusions - Compensation shall exclude the item(s) selected below for the indicated types of contributions.

	(1) Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions	(2) Nonelective Employer Contributions - other than 401(k) Safe Harbor Nonelective Employer Contributions	(3) Matching Employer Contributions - other than 401(k) Safe Harbor Matching Employer Contributions	(4) 401(k) Safe Harbor Nonelective Employer Contributions

(A)				X	N/A – not applicable – type of contribution(s) not selected or no exclusions

(B)	X	X	X		Reimbursements or other expense allowances

(C)	X	X	X		Fringe benefits (cash and non-cash)

(D)	X	X	X		Moving expenses

(E)	X	X	X		Deferred compensation

(F)	X	X	X		Welfare benefits

(G)	X	X	X		Unused leave as described in Section 2.01(k)(2)

(H)	X	X	X		Differential Wages

(I)					Overtime pay

(J)					Bonuses

(K)					Commissions

(L)	X	X	X		The value of restricted stock or of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

(M)	X	X	X		Severance pay received prior to termination of employment - Severance pay received following termination of employment is always excluded for purposes of contributions.

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(N)	X	X	X	Such other items as are identified in Section 1.05(a)(5) below.

(5)	The following other items are excluded for the types of contributions indicated:

(A)	Compensation for Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions, and 401(k) Safe Harbor Matching Employer Contributions. The following items are excluded from Compensation for purposes of determining Deferral Contributions, Employee Contributions, Qualified Nonelective Employer Contributions, and 401(k) Safe Harbor Matching Employer Contributions (Complete if Subsection 1.05(a)(1)(N) is selected and list separately any items excluded from Compensation only for a particular group of employees and provide a description of that group:

FAVR auto allowance compensation pursuant to Rev. Proc. 2004-64; Compensation from premiums paid by the Employer for Individual Life and Long Term Disability policies over and above the group life insurance provided to all employees.

Note: If the Employer has selected Safe Harbor Matching Employer Contributions, any exclusion listed above must be a permitted exclusion under Section 1.414(s)-1(d)(2) of the Treasury Regulations. In addition, a Participant must be permitted to make Deferral Contributions under the Plan sufficient to receive the full 401(k) Safe Harbor Matching Employer Contribution, determined as a percentage of Compensation meeting the requirements of Code Section 414(s).

(B)	Compensation for Nonelective Employer Contributions (other than 401(k) Safe Harbor Nonelective Employer Contributions). The following items are excluded from Compensation for purposes of allocating Nonelective Employer Contributions other than 401(k) Safe Harbor Nonelective Employer Contributions and Nonelective Employer Contributions that are allocated under the Integrated Formula, if elected in Subsection 1.12(a)(4) and/or 1.12(b)(2) (Complete if Subsection 1.05(a)(2)(N) is selected and list separately any items excluded from Compensation only for a particular group of employees and provide a description of that group):

FAVR auto allowance compensation pursuant to Rev. Proc. 2004-64; Compensation from premiums paid by the Employer for Individual Life and Long Term Disability policies over and above the group life insurance provided to all employees. Bonuses, solely for Fixed Percentage Employer Contributions applicable employees of the Employer covered by the to the Wedron Silica Company employees covered by collective bargaining agreement.

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(C)	Compensation for Matching Employer Contributions (other than 401(k) Safe Harbor Matching Employer Contributions). The following items are excluded from Compensation for purposes of allocating Matching Employer Contributions other than 401(k) Safe Harbor Matching Employer Contributions (Complete if Subsection 1.05(a)(3)(N) is selected and list separately any items excluded from Compensation only for a particular group of employees and provide a description of that group):

FAVR auto allowance compensation pursuant to Rev. Proc. 2004-64; Compensation from premiums paid by the Employer for Individual Life and Long Term Disability policies over and above the group life insurance provided to all employees.

(D)	Compensation for 401(k) Safe Harbor Nonelective Employer Contributions. The following items are excluded from Compensation for purposes of allocating 401(k) Safe Harbor Nonelective Employer Contributions (Complete if Subsection 1.05(a)(4)(N) is selected and list separately any items excluded from Compensation only for a particular group of employees and provide a description of that group):

Note: Any exclusion listed above must be a permitted exclusion under Section 1.414(s)-1(d)(2) of the Treasury Regulations. In addition, the definition of Compensation must be tested to show that it meets the requirements of Code Section 414(s).

Note: The Participant group(s) identified above must be clearly defined in a manner that will not violate the definite predetermined allocation formula requirement of Treasury Regulation Section 1.401-1(b)(1)(ii).

Note: If the Employer selects Option (I), (J), (K), (L), (M), or (N) with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or the allocations must be tested to show that they meet the general test under regulations issued under Code Section 401(a)(4). If the Employer selects Option (I), (J), (K), (L), (M), or (N) with respect to 401(k) Safe Harbor Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s). If the Employer selects Option (I), (J), (K), (L), (M), or (N) with respect to Deferral Contributions and Safe Harbor Matching Employer Contributions, a Participant must be permitted to make Deferral Contributions under the Plan sufficient to receive the full 401(k) Safe Harbor Matching Employer Contribution, determined as a percentage of Compensation meeting the requirements of Code Section 414(s). If the Employer selects Option (I), (J), (K), (L), (M), or (N) with respect to Matching Employer Contributions (other than 401(k) Safe Harbor Matching Employer Contributions), Compensation for purposes of applying the limitations on Matching Employer Contributions described in Section 6.10 of the Basic Plan Document (for deemed satisfaction of the “ACP” test) must be tested to show that it meets the requirements of Code Section 414(s).

(3)	The following shall be added as Section 1.07(b):

(b)	Additional Automatic Enrollment Provisions – Automatic enrollment made in accordance with Section 5.03(c) of the Basic Plan Document is subject to the following:

(1)	An initial pre-tax Deferral Contribution of 3.00% will be made for:

(A)	Newly-eligible Employees 30 days after such Employee’s date of hire, but no sooner than such Employee’s Entry Date.

(B)	Each Eligible Employee having a Reemployment Commencement Date will be treated as follows for purposes of the above-described automatic enrollment contributions:

(i)	Shall be automatically enrolled later of 30 days from date of rehire or Entry Date.

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Note: If the Employer has elected a QACA in Option 1.07(a)(6)(D), then after the effective date of this election, any Participant automatically enrolled pursuant to this subparagraph (C) who was automatically enrolled under the QACA at the time of leaving employment shall be automatically enrolled at the same rate in effect immediately prior to his leaving employment plus any increases missed in accordance with paragraph (2) below (if applicable) prior to his Reemployment.

(2)	Those Participants with a deferral rate greater than zero (who are not suspended from making Deferral Contributions) will have that deferral increased annually by 1% (not to exceed 3%) as a pre-tax Deferral Contribution until a deferral rate of 5.00% is reached with the following additional parameters:

(A)	Applies only to those:

(i)	Participants who are still automatically enrolled under paragraph (1) above.

(B)	Each applicable increase shall occur:

(i)	For Participants who are described within subparagraph (2)(A)(i) above:

(I)	Each year on 01/02, except with regard to the first such annual increase which shall not apply to a Participant within the first six months following the date such Participant was automatically enrolled pursuant to paragraph (1) above.

(4)	The following replaces Subsection 1.12(a):

(a)	Fixed Formula:

(1)	Fixed Percentage Employer Contribution - For each Contribution Period, the Employer shall contribute for each “eligible” Participant (except as otherwise provided in (A)(i) below) a percentage of such “eligible” Participant’s Compensation equal to:

(A)	0.00% (not to exceed 25%) to all “eligible” Participants, except as provided in (i) below.

Note: The eligible group(s) defined below must be definitely determinable and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(i)	Different percentages for different groups of “eligible” Participants as follows:

(I)	For each Plan Year, the Employer shall contribute for the following “eligible” Participant(s) an amount equal to 5.00% (not to exceed 25%) of each such “eligible” Participant’s Compensation:

Employees of the Employer covered by the collective bargaining agreement of the Wedron Silica Company.

(II)	For each Plan Year, the Employer shall contribute for the following “eligible” Participant(s) an amount equal to 0.00% (not to exceed 25%) of each such “eligible” Participant’s Compensation:

Employees of the Employer that are not covered by the collective bargaining agreement of the Wedron Silica Company.

(ii)

To the extent the allocation formula does not apply to all Participants under the Plan, the Employer may be required to restructure the Plan, as permitted by the regulations under Code Section 401(a)(4), to satisfy the nondiscriminatory

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benefits requirement of that Code Section. If the Plan can be restructured to satisfy the nondiscriminatory benefits requirements, then the Plan will generally satisfy a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4). If the Plan cannot be restructured to satisfy the nondiscriminatory benefits requirements, the Plan shall be required to satisfy the nondiscriminatory amount requirement by testing in accordance with Section 1.401(a)(4)-2(a) of the Treasury Regulations. If the Plan is required to pass cross-testing in accordance with Section 1.401(a)(4)-8 of the Treasury Regulations to satisfy the nondiscriminatory amount requirement and the Plan does not meet the exception found in Section 1.401(a)(4)-8(b)(1)(i)(B)(1) or (2), the Plan shall provide a gateway contribution to Participants required to benefit under this allocation to the extent described in Section 1.401(a)(4)-8(b)(1)(vi). All Participants not included in an allocation group above shall be considered as not benefiting under this allocation for the Contribution Period unless otherwise is required to pass the nondiscriminatory amount testing pursuant to Section 1.401(a)(4)-8 of the Treasury Regulations. The Employer shall notify the Plan Administrator of the amount allocable to each group.

(5)	The following replaces Section 1.13(a):

(b)	Exceptions to Continuing Eligibility Requirements - Participants who do not meet certain requirements under Subsection 1.11(e) or 1.12(d) for the following reason(s) shall nevertheless receive an allocation of Nonelective Employer and/or Matching Employer Contributions:

(1)	Participants who become disabled, as defined in Section 1.15.

(2)	Participants who die.

(6)	In addition to any other options selected in Subsection 1.15, the following applies:

(e)	The following requirements in effect under the Plan prior to its conversion to a Fidelity Basic Plan Document No. 17 Adoption Agreement apply to Participants as described:

Any disability which continuously disables and wholly prevents a Participant from performing duties of his occupation and expected to be of permanent duration (excluding (a) engaged in criminal act or enterprise or (b) resulted from habitual drunkenness or addiction to narcotics or (c) from self-inflicted injury.

(7)	The following replaces Subsection 1.16(a):

(a)	Years of Vesting Service shall be determined:

(1)	using the Hours of Service crediting method. (The Employee must complete at least 1000 (not to exceed 1,000) Hours of Service in a Vesting Computation Period to be credited with a year of Vesting Service.)

(A)	The Vesting Computation Period is:

the Plan Year.

(8)	The following is added at the end of Section 1.16 as a new Subsection 1.16(f) and supersedes Section 11.09 to the extent required:

(f)	Application of Forfeitures - If a Participant forfeits any portion of his non-vested Account balance, any portion of such forfeitures not used to pay Plan administrative expenses in accordance with Section 11.09 of the Basic Plan Document shall be applied to reduce Employer Contributions, except as specified below:

(1)	All forfeitures shall be allocated among the Accounts of eligible Participants otherwise eligible to receive an allocation of Nonelective Employer Contributions pursuant to Section 1.12 in the manner described in Section 5.10(b)(1) of the Basic Plan Document (regardless of whether the Employer has selected Option 1.12(b)(1) or either has been modified by this Addendum).

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(9)	The following replaces Subsection 1.17(a):

(a)	For the following purposes, the following entities shall be treated as predecessor employers:

(1)	Eligibility Service, as described in Subsection 1.04(b), shall include service with the following predecessor employer(s):

Hepworth U.S. Holdings, Inc. or affiliates; Technisand, Inc or affiliates; United Western Supply Co. or affiliates; The Garick Corp.; Paygro and Stan Blast Abrasives, Inc.; Construction Aggregates; Standard Sand; Great Plains

(2)	Vesting Service, as described in Subsection 1.16(a), shall include service with the following predecessor employer(s):

Hepworth U.S. Holdings, Inc. or affiliates; Technisand, Inc or affiliates; United Western Supply Co. or affiliates; The Garick Corp.; Paygro and Stan Blast Abrasives, Inc.; Construction Aggregates; Standard Sand; Great Plains; Alpha Resin, Inc.; Black Lab Corporation; Great Plains

(10)	The following is added at the end of Subsection 1.18(a) as a new Subsection 1.18(a)(1) and supersedes Article 9 to the extent required:

(1)	Loan not Due on Termination. If a Participant with an outstanding loan balance terminates employment with the Employer and all Related Employers, the outstanding principal and accrued interest on such loan shall not be immediately due and payable as provided in Section 9.11 of the Basic Plan Document. Instead, such loan shall continue to be payable in accordance with the provisions of the loan note and Article 9 of the Basic Plan Document.

(11)	The following replaces Subsection 2.01(h):

(h)	“Break in Vesting Service” means a Vesting Computation Period in which the Employee does not complete more than 1/2 the Hours of Service specified in Subsection 1.16(a)(1) through the Additional Provisions Addendum to the Adoption Agreement. Notwithstanding any other provision of the Plan to the contrary, the following special rules shall apply solely for purposes of determining whether a person who is on leave has incurred a Break in Vesting Service:

(1)	If an individual is absent from work because of “maternity/paternity leave”, he shall be credited with the Hours of Service with which he would otherwise be credited during such absence or, in any case in which such number of Hours of Service cannot be determined, eight Hours of Service per day, up to a maximum of the number of Hours of Service required to prevent a Break in Service. Such Hours of Service shall be credited to the Vesting Computation Period in which the person’s absence begins if necessary to prevent a Break in Vesting Service in such Vesting Computation Period or, in all other cases, to the Vesting Computation Period following the Vesting Computation Period in which his absence began. For purposes of this paragraph, “maternity/paternity leave” means a leave of absence (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by the individual, or (iv) for purposes of caring for a child for the period beginning immediately following such birth or placement.

(2)	If an individual is absent from work because of “FMLA leave”, and returns to employment with the Employer or a Related Employer following such FMLA leave, he shall be credited with the

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Hours of Service with which he would otherwise be credited during such absence or, in any case in which such number of Hours of Service cannot be determined, eight Hours of Service per day, for each Vesting Computation Period during which he is absent because of FMLA leave, as necessary to prevent a Break in Vesting Service. For purposes of this paragraph, “FMLA leave” means an approved leave of absence pursuant to the Family and Medical Leave Act of 1993.

(12)	The following modifies Subsection 2.01(cc):

Notwithstanding any other provision of Subsection 2.01(cc), as provided in Subsection 1.16(a)(1)(A) through the Additional Provisions Addendum, if the Employer does not maintain records that accurately reflect the actual Hours of Service to be credited to an Employee, Hours of Service shall be credited in accordance with the equivalency set forth therein.

(13)	The following replaces Section 3.03:

3.03. Crediting of Vesting Service.

If the Plan provides for Matching Employer and/or Nonelective Employer Contributions that are not 100 percent vested when made, subject to any exclusions elected by the Employer through the Additional Provisions Addendum in Subsection 1.16, an Employee shall be credited with a year of Vesting Service for each 12-consecutive-month period specified by the Employer in Subsection 1.16(a)(1)(B) (the “Vesting Computation Period”) during which the Employee has been credited with the number of Hours of Service specified in Subsection 1.16(a)(1).

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PLAN SUPERSEDING PROVISIONS ADDENDUM

for

Plan Name: Fairmount Santrol Retirement Savings Plan

(A)	Superseding Provision(s) – The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document (other than Article 20 thereof) in the manner described:

1. Placeholder as needed for modification, if any, to other plan provisions in coordination with Fairmount Santrol counsel.

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Volume Submitter Defined Contribution Plan

ADDENDUM TO ADOPTION AGREEMENT

FIDELITY BASIC PLAN DOCUMENT No. 17

RE: American Taxpayer Relief Act of 2012

Plan Name: Fairmount Santrol Retirement Savings Plan

Fidelity 5-digit Plan Number: 09626

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect certain provisions of the American Taxpayer Relief Act of 2012 (“ATRA”). This amendment is intended as good faith compliance with the ATRA and is to be construed in accordance with applicable guidance. This amendment shall be effective with respect to Fidelity’s Volume Submitter plan as provided below.

Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

(a) ☒ In-Plan Roth Conversions. In accordance with Article 5 of the Basic Plan Document and as may be limited in (2) below, any Participant who is still employed by the Employer may elect to have any part of the below-listed portions of his Account, which is fully vested, not part of an outstanding loan balance pursuant to Article 9 of the Basic Plan Document, not currently distributable and not “designated Roth contributions” under the Plan, be considered “designated Roth contributions” for purposes of the Plan. This subsection (a) shall be effective to permit such conversions on and after the following effective date: 01/01/2015 (can be no earlier than January 1, 2013).

(1) The following sub-accounts are available to be converted: .

(2) ☐ A Participant may not make an In-Plan Roth Conversion more frequently than: .

Amendment Execution

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this day of , .

Employer: Fairmount Santrol, Inc.	Employer: Fairmount Santrol, Inc.

By:	By:

Title:	Title:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Accepted by: Fidelity Management Trust Company, as Trustee

By:	Date:

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EFFECTIVE DATES FOR INTERIM LEGAL COMPLIANCE SNAP OFF ADDENDUM

for

Plan Name: Fairmount Santrol Retirement Savings Plan

Notwithstanding any other provision of the Plan to the contrary, to comply with changes required by the final Treasury regulations under Code Section 401(k) and 415 (“final 415 Regulations”), the Katrina Emergency Tax Relief Act (“KETRA”), the Gulf Opportunity Zone Act of 2005 (“GOZA”), the Pension Protection Act of 2006 (“PPA”), Heroes Earnings Assistance and Relief Act of 2008 (“HEART”), the Worker, Retiree and Employee Recovery Act of 2008 (“WRERA”), Proposed Treasury regulations under Code Section 401(k) & (m) (“proposed 401(k)&(m) Regulations”), Emergency Economic Stabilization Act of 2008 (“EESA”), and Small Business Jobs Act of 2010 (“SBJA”), except to the extent provided otherwise in (g) and/or (h) below, the following provisions shall apply effective as of the dates set forth below:

(a)	415 Compliance – Effective for Plan Years and Limitation Years beginning on and after July 1, 2007, “severance amounts” (as defined in Subsection 2.01(k) of the Basic Plan Document) shall not be included in the definition of Compensation. Amounts that would otherwise be considered “severance amounts” pursuant to Subsection 2.01(k) except for the timing or reason for the payment shall be included in the definition of Compensation to the extent required by Subsections 2.01(k)(2)(B), (C) and/or (D) of the Basic Plan Document, and not excluded by reason of Section 1.05(a) of this Adoption Agreement, beginning on the effective date described herein, unless a later effective date is specified below.

	(1)	☐	Later Effective Date. The Plan was amended to treat the payments described in Subsections 6.01(m)(4) and (5) of the Basic Plan Document as part of the definition of Compensation until Limitation Years beginning on or after: (cannot be later than the date the Plan was restated onto the Fidelity Volume Submitter).

(b)	KETRA, GOZA and EESA Compliance – Except as otherwise indicated below, the Plan was amended to allow a Qualified Disaster Distribution to a Qualified Individual in accordance with Section 10.08 of the Basic Plan Document for the following events provided such distribution occurred prior to January 1, 2007:

	(1)	☐	Unless a later date is specified below, effective August 25, 2005 for a Qualified Individual in the Hurricane Katrina disaster area (as defined in Code section 1400M(2)) who has sustained an economic loss by reason of Hurricane Katrina.

		(A)	☐ Later Effective Date: (cannot be later than December 31, 2006)

	(2)	☐	Unless a later date is specified below, effective September 23, 2005 for a Qualified Individual in the Hurricane Rita disaster area (as defined in Code section 1400M(4)) who has sustained an economic loss by reason of Hurricane Rita.

		(A)	☐ Later Effective Date: (cannot be later than December 31, 2006)

	(3)	☐	Unless a later date is specified below, effective October 23, 2005 for a Qualified Individual in the Hurricane Wilma disaster area (as defined in Code section 1400M(6)) who has sustained an economic loss by reason of Hurricane Wilma.

		(A)	☐ Later Effective Date: (cannot be later than December 31, 2006)

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	(4)	☐	For a distribution treated as a Qualified Disaster Distribution made prior to December 31, 2009 and, unless a later date is specified below, effective on the date declared by the President on or after May 20, 2008, and before August 1, 2008, under section 401 of the Robert T. Stafford Disaster Relief and Emergency Assistance Act by reason of severe storms, tornados, or flooding occurring in any of the States of Arkansas, Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Missouri, Nebraska, and Wisconsin.

		(A)	☐ Later Effective Date: (cannot be later than December 30, 2009)

(c)	PPA Compliance – Unless a different date is specified below, the following changes for compliance with PPA were effective as of the first day of the first Plan Year beginning on or after January 1, 2007:

	(1)	☐	Qualified Reservist Distributions – The Plan was amended to allow Participants to obtain a Qualified Reservist Distribution in accordance with Section 10.09 of the Basic Plan Document after the following date: (cannot be prior to September 11, 2001).

	(2)	Direct Rollovers – Unless a later date is specified below, the Plan was amended to provide for the following changes:

		(A)	Unless a later date is specified below, effective for taxable years after December 31, 2006, the Plan was amended to separately account for amounts of Employee Contributions (and the earnings thereon) received as a direct rollover from a 403(b) plan and to allow rollovers to a 403(b) plan of such amounts provided such contract provides for separate accounting of amounts so transferred (and earnings thereon).

(i) ☐ Later Effective Date: (cannot be later than the earlier of (I) the date the Plan was restated onto the Fidelity Volume Submitter or (II) the day the Plan was first amended to allow rollovers of Employee Contributions from 403(b) plans)

		(B)	Unless a later date is specified below, effective for distributions after December 31, 2006, the Plan was amended to allow a designated beneficiary (as defined in Code section 401(a)(9)(E)) of a Participant who is not the surviving Spouse of the Participant to elect to roll over such distribution to an individual retirement plan described in clause (i) or (ii) of paragraph (8)(B) of Code section 402(c) established for the purposes of receiving such distribution.

(i) ☐ Later Effective Date: (cannot be later than the earlier of (I) the date the Plan was restated onto the Fidelity Volume Submitter or (II) the first day of the first Plan Year beginning on or after January 1, 2010)

		(C)	Effective for distributions after December 31, 2007, the Plan was amended to make a Roth IRA described in Code section 408A an “eligible retirement plan,” as defined in Section 13.04(b).

	(3)	☐	Pre-Normal Retirement Age Pension Plan Distributions – The Plan was amended to allow Participants to obtain a distribution in accordance with Section 10.10 of the Basic Plan Document after the following date: (cannot be prior to first day of the first plan year beginning after December 31, 2006).

	(4)	Qualified Optional Survivor Annuity – Effective for Plan Years beginning after December 31, 2007 (subject to the effective date applicable in the event that the Plan is maintained pursuant to a collective bargaining agreement under certain circumstances, as described in (C) below), the Plan shall also permit the Participant, subject to the spousal consent rules described in Section 14.05, to elect a qualified optional survivor annuity, which provides for a life annuity payable to the Participant and a survivor annuity payable to the Participant’s beneficiary equal to either 75% or 50% as described in (A) or (B) below, as applicable.

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	(A)	If the survivor annuity portion of the Plan’s qualified joint and survivor annuity (as defined in Section 14.01) is less than 75%, then the survivor annuity portion of the qualified optional survivor annuity shall be 75%.

	(B)	If the survivor annuity portion of the Plan’s qualified joint and survivor annuity (as defined in Section 14.01) is greater than or equal to 75%, then the survivor annuity portion of the qualified optional survivor annuity shall be 50%.

	(C)	Notwithstanding the effective date described above in this Article 4, if the Plan is maintained pursuant to one or more collective bargaining agreements between employee representatives and one or more employers ratified on or before August 17, 2006, then this Subsection (4) shall be effective for Plan Years beginning on and after the earlier of (i) the later of January 1, 2008 or the date on which the last of such collective bargaining agreements terminates (determined without regard to any extension thereof after August 17, 2006), or (ii) January 1, 2009.

(5)	Transfers to the Pension Benefit Guarantee Corporation upon Plan Termination – Unless a later date is specified below, the Plan was amended effective January 1, 2007 to provide that, in the event that the Employer terminates the Plan, as described in Section 16.06, and, at the time, the whereabouts of one or more distributees are unknown, as described in Section 12.06, and the Employer so directs the Trustee, subject to applicable guidance, the Trustee shall transfer the Accounts of such distributees to the Pension Benefit Guarantee Corporation.

	(A)	☐ Later Effective Date: (cannot be later than the date the Plan was restated onto the Fidelity Volume Submitter)

(6)	Modification of rules governing Hardship Distributions – Unless a later effective date is specified below, effective beginning on August 17, 2006, the Plan allowed hardship distributions pursuant to the reasons presented in Subsections 10.05(a)(1), (3) and (5) of the Basic Plan Document on account of a hardship/expense of a primary beneficiary.

	(A)	☐ Later Effective Date: (cannot be later than the date the Plan was restated onto the Fidelity Volume Submitter)

(7)	Removal of Gap Period Income – Effective for plan years beginning after December 31, 2007, the Plan does not allow the calculation of income or loss allocable to “excess deferrals”, “excess contributions”, and “excess aggregate contributions” for the period of time elapsing between the end of the “determination year” and the date of distribution (also known as the “gap period”).

(8)	☐	Previous QACA – Prior to the effective date in Section 1.01(g), the Plan previously utilized a QACA to meet the requirements of the ADP test for the following Plan Years (for each Plan Year list the Participants covered by the QACA, the automatic enrollment rate and the deferral increase structure):

(9)	☐	Previous EACA – Prior to the effective date in Section 1.01(g), the Plan had in place an EACA for the following Plan Years (for each Plan Year list the Participants covered by the EACA, whether there was a permissible withdrawal permitted of the automatic enrollment contributions and, if so, the date any such permissible withdrawal was eliminated and the date after which no automatic enrollment Deferral Contributions are included in the amount of such available withdrawal):

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(10)	Discontinuing 401(k) Safe Harbor Nonelective Employer Contributions – Unless a later effective date is provided below, effective on or after July 1, 2009, the Plan may be amended to reduce or eliminate 401(k) Safe Harbor Nonelective Employer Contributions in accordance with Section 6.12(d) of the Basic Plan Document.

	(A)	☐	Later Effective Date: (cannot be later than the date the Plan was restated onto the Fidelity Volume Submitter)

(11)	Notice Adjustments – Unless a later effective date is provided below, effective for Plan Years (and the notices issued therein) beginning after December 31, 2006, the Plan was amended to provide that the notice described in Section 13.05 would state consequences of a failure to defer and that the notice period in Sections 9.08, 12.03, 13.05 and 14.05 of the Basic Plan Document would be 180 days rather than 90 days.

	(A)	☐	Later Effective Date: (cannot be later than the date the Plan was restated onto the Fidelity Volume Submitter)

(12)	Diversification out of Employer Securities – Unless a later date is provided below, the Plan was amended to provide that, if one of the Plan’s Permissible Investments is Employer Stock, all of the following apply:

	(A)	With respect to the portion of a Participant’s or Beneficiary’s Account attributable to:

		(i)	Deferral, Employee and/or Rollover Contributions and invested in Employer Stock, the Participant or Beneficiary shall immediately be permitted to exchange out of Employer Stock into any other Permissible Investment otherwise available.

		(ii)	Unless provided otherwise below, Matching and/or Nonelective Employer Contributions and invested in Employer Stock, the Participant or Beneficiary shall immediately be permitted to exchange out of Employer Stock into any other Permissible Investment otherwise available.

			(I) ☐	For a Participant, such exchanges shall only be permitted after the Participant has completed at least three years of service.

	(B)	The Plan must have no fewer than three Permissible Investments, other than Employer Stock, each of which must be diversified and have materially different risk and return characteristics. A Participant or Beneficiary who is permitted to exchange out of Employer Stock must be permitted to direct the investment of the proceeds from such an exchange out of Employer Stock into one of such Permissible Investments. Notwithstanding anything to the contrary, the following shall apply:

		(i)	The Plan shall not be treated as failing to meet the requirements of this section paragraph merely because the Plan limits the time for divestment and reinvestment to periodic, reasonable opportunities occurring no less frequently than quarterly; and

		(ii)	Except as provided in otherwise applicable guidance, the Plan shall not impose restrictions or conditions with respect to the investment of Employer Stock that are not imposed on the investment of other assets of the Plan. However, the preceding sentence shall not apply to any restrictions or conditions imposed by reason of the application of securities laws.

	(C)	For purposes of this paragraph, Employer Stock shall include any employer securities (as defined in Section 407(d)(1) of ERISA) of a publicly traded company or one treated as publicly traded pursuant to Section 401(a)(35)(F) of the Code.

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		(D)	☐	Employer Stock was acquired in a Plan Year beginning before January 1, 2007 and the provisions of this paragraph shall only apply to the “applicable percentage” of such securities. This provision shall be applied separately with respect to each class of Employer Securities, but shall not apply to a Participant who has attained age 55 and completed at least three years of service (as defined in paragraph 13.1(a)(1) above) before the first Plan Year beginning after December 31, 2005.

			(i)	For purposes of election, the “applicable percentage” shall be determined as follows:

				(I)	For the first Plan Year to which this paragraph applies, the applicable percentage is 33.

				(II)	For the second Plan Year to which this paragraph applies, the applicable percentage is 66.

				(III)	For the third Plan Year to which this paragraph applies and following, the applicable percentage is 100.

		(E)	☐	Delayed Effective Date for Bargained Plan. The Plan was maintained pursuant to one or more collective bargaining agreements ratified by August 17, 2006 and the effective date of the provisions of this paragraph shall be the first day of the first Plan Year beginning on or after:

Effective Date: Plan Year beginning (cannot be later than the earlier of the Plan Year beginning after (i) December 31, 2008 or (ii) the later of the date on which the last of the collective bargaining agreements described above terminates (without regard to any extension on or after August 17, 2006) or December 31, 2007)

(d)	HEART Compliance – Unless a different date is specified below, the following changes for compliance with HEART were effective as of the first day of the first Plan Year beginning on or after January 1, 2009:

	(1)	Death/Disability of Participant While Performing Qualified Military Service. The Plan was amended to provide that Participants dying and/or becoming disabled on or after January 1, 2007 while performing qualified military service as defined in Code Section 414(u)(5) (“QMS”) shall be treated under the Plan for all purposes (other than benefit accruals described in paragraph (2) below), including vesting and any exceptions to applicable last day or Hours of Service requirements, in the same way as Active Participants who die and/or become disabled while employed, as if the Participant resumed employment with the Employer and then terminated employment on account of death or disability.

		(A)	☐	Later Effective Date for Disabled Participants: (cannot be later than the date the Plan was restated onto the Fidelity Volume Submitter). Participants becoming disabled before this date shall not be treated as having resumed employment pursuant to Section 18.06 of the Basic Plan Document on the day prior to dying or becoming.

Note: A later effective date may not be elected for Participants who die while performing QMS.

	(2)	Treatment of Qualified Military Service for Other Benefit Accrual Purposes. Unless a later effective date is specified below, the Plan was amended to provide that Participants dying and/or becoming disabled while performing QMS on or after January 1, 2007 shall not be treated as having resumed employment pursuant to Section 18.06 of the Basic Plan Document on the day prior to dying or becoming disabled for purposes of calculating contributions pursuant to Code Section 414(u)(9).

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		(A)	☐	Later Effective Date: (cannot be later than the later of (i) the date the Plan was restated onto the Fidelity Volume Submitter or (ii) the end of the first Plan Year beginning on or after January 1, 2010). Participants dying and/or becoming disabled after this date shall not be treated as having resumed employment pursuant to Section 18.06 of the Basic Plan Document on the day prior to dying or becoming disabled for purposes of calculating contributions pursuant to Code Section 414(u)(9).

	(3)	Differential Wages. Unless a later effective date is specified below, effective for wages paid after December 31, 2008:

		(A)	The Plan was amended to include Differential Wages in the definition of Compensation under the Plan.

			(i)	☐	Later Effective Date. The Plan was amended to include Differential Wages in the definition of Compensation for wages paid after the following date: (cannot be later than the later of (I) the date the Plan was restated onto the Fidelity Volume Submitter or (II) the end of the first Plan Year beginning on or after January 1, 2010)

		(B)	The Plan was amended to provide that Compensation shall not include Differential Wages for purposes of determining the amount or allocation of contributions under Article 5 of the Plan.

			(i)	☐	Later Effective Date. The Plan was amended to exclude Differential Wages from Compensation for purposes of determining contributions for wages paid after the following date: (cannot be later than the later of (I) the date the Plan was restated onto the Fidelity Volume Submitter or (II) the end of the first Plan Year beginning on or after January 1, 2010)

	(4)	Available In-Service Withdrawal. Unless a later effective date is specified below, the Plan was amended to provide that a Participant performing service in the uniformed services as described in Code Section 3401(h)(2)(A) shall be treated as having been severed from employment with the Employer for purposes of Code Section 401(k)(2)(B)(i)(I) and shall, as long as that service in the uniformed services continues, have the option to request a distribution of all or any part of his or her Account restricted from distribution only due to Code Section 401(k)(2)(B)(i)(I).

		(A)	☐	Later Effective Date. The Plan was amended to allow the above-described distribution on and after the following date: (cannot be later than the later of (i) the date the Plan was restated onto the Fidelity Volume Submitter or (ii) the end of the first Plan Year beginning on or after January 1, 2010)

(e)	Modification of minimum distribution rules for 2009 – The Plan was amended to provide all of the following with regard to required minimum distributions for 2009 but for the enactment of Code Section 401(a)(9)(H) (“2009 RMDs”):

	(1)	A Participant or Beneficiary who would have been required to 2009 RMDs, and who would have satisfied that requirement by receiving distributions specifically equal to the 2009 RMDs, will not receive those distributions for 2009 unless the Participant or Beneficiary chooses to receive such distributions.

	(2)	Any Participant or Beneficiary who had elected a systematic withdrawal plan (“installments”) pursuant to Section 13.01 of the Basic Plan Document to satisfy (in part or wholly) a 2009 RMD is hereby permitted to elect to stop those installments.

	(3)	For only those Participants and Beneficiaries who have made the election described in paragraph (2) immediately above, there is hereby added to the Plan a partial withdrawal to allow such a Participant or Beneficiary to withdraw any part of his or her Account prior to December 31, 2009.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
09626-1414473010AA
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	(4)	Participants and Beneficiaries described in paragraph (1) above will be given the opportunity to elect to receive 2009 RMDs as described in the preceding paragraphs of this Subsection.

	(5)	Solely for purposes of applying the direct rollover provisions of the plan, 2009 RMDs will be treated as eligible rollover distributions.

(f)	SBJA Compliance – If selected below and on the effective date provided below, the Plan was amended to allow a conversion of pre-tax assets available for withdrawal to a Roth rollover subject to the same distribution requirements as Roth Deferral Contributions according to the following:

	(1)	☒	In-Plan Roth Conversion. The Plan was amended, effective on the date provided below, to allow any Participant or Beneficiary, unless otherwise specified in (B) below, to elect to have otherwise distributable portions of his Account, which are not part of an outstanding loan balance pursuant to Article 9 of the Basic Plan Document and are not “designated Roth contributions” under the Plan, be considered “designated Roth contributions” for purposes of the Plan.

		(A)	Effective Date: 01/01/2015 (cannot be prior to September 27, 2010)

		(B)	☐ On the same effective date as stated in (A) above, unless provided otherwise in (i) below, only a Participant who is still employed by the Employer or an alternate payee or spousal Beneficiary of such a Participant may elect to make such an in-plan Roth Rollover.

(i) ☐ Later Effective Date. The Plan was amended to only allow the transaction for such Participants, alternate payees and beneficiaries on and after the following date:

(g)	☐	Prior to the date specified in Subsection 1.01(g), the provisions of this amendment and restatement related to the provisions found within (a) through (f) of this Snap Off Addendum shall apply in accordance with the provisions of this amendment and restatement, except as otherwise provided below:

(h)	☐	Prior to the date specified in Subsection 1.01(g), the provisions of this amendment and related to the provisions found within (a) through (f) of this Snap Off Addendum shall apply to all plans merged into the Plan during the period covered by this Addendum except to the extent any such merged plan is amended to provide otherwise or as provided below:

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
09626-1414473010AA
© 2014 FMR LLC
All rights reserved.
49